UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant ☒   Filed by a Party other than the Registrant ☐

Check the appropriate box:

☒	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a–6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a–12

China Recycling Energy Corporation

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a–6(i)(1) and 0–11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0–11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0–11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

PRELIMINARY PROXY STATEMENT

CHINA RECYCLING ENERGY CORPORATION

4/F, Tower C

Rong Cheng Yun Gu Building

Keji 3rd Road, Yanta District

Xi’an City, Shaanxi Province

China 710075

October ●, 2018

Dear Stockholder:

You are cordially invited to attend a special meeting of the stockholders of China Recycling Energy Corporation, a Nevada corporation, to be held at our principal executive offices, located at 4/F, Tower C, Rong Cheng Yun Gu Building, Keji 3rd Road, Yanta District, Xi’an City, Shaanxi Province, 710075 China on November 21, 2018, at 10:00 a.m. local time.

The Notice of Special Meeting of Stockholders and Proxy Statement describe the formal business to be transacted at the special meeting. Our directors and officers will be present to respond to appropriate questions from stockholders. Stockholders may attend the special meeting in person.

Whether or not you plan to attend the meeting, please vote as soon as possible. You can vote by returning the proxy card in the enclosed postage-prepaid envelope. This will ensure that your shares will be represented and voted at the meeting, even if you do not attend. If you attend the meeting, you may revoke your proxy and personally cast your vote. Attendance at the meeting does not of itself revoke your proxy.

For a discussion of risk factors you should consider in evaluating the proposals set forth in this proxy statement that you are being asked to adopt, see “Risk Factors” beginning on page 9.

NEITHER THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THE ISSUANCE OF OUR COMMON OR PREFERRED SHARES DISCUSSED HEREIN OR DETERMINED IF THIS PROXY STATEMENT IS ACCURATE OR ADEQUATE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Sincerely,

/s/ Guohua Ku
Guohua Ku
Chief Executive Officer and
Chairman of the Board of Directors

CHINA RECYCLING ENERGY CORPORATION

4/F, Tower C

Rong Cheng Yun Gu Building

Keji 3rd Road, Yanta District

Xi’an City, Shaanxi Province

China 710075

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

To Be Held November 21, 2018

NOTICE HEREBY IS GIVEN that a special meeting (the “Special Meeting”) of the stockholders of China Recycling Energy Corporation, a Nevada corporation (“CREG”), will be held at our principal executive offices, located at 4/F, Tower C, Rong Cheng Yun Gu Building, Keji 3rd Road, Yanta District, Xi’an City, Shaanxi Province, 710075 China on November 21, 2018, at 10:00 a.m. local time, to consider and act upon the following:

(1)	To approve an amendment to the Articles of Incorporation of CREG, as amended, which would increase the amount of authorized shares of common stock, par value $0.001 per share, of CREG from 20,000,000 to 80,000,000 and authorize 35,000,000 preferred shares (the “Amendment”);

(2)	To approve the issuance of an aggregate 2,600,000 shares of CREG’s common stock, par value $0.001 per share, and 17,376,950 shares of CREG’s preferred stock, par value $0.001 per share, pursuant to an Equity Purchase Agreement between the Shanghai TCH Energy Technology Co., Ltd., CREG’s wholly-owned subsidiary, and Mr. Jinhua Wang (the “Share Issuance”); and

(3)	To approve a proposal to grant discretionary authority to the Company’s Chief Executive Officer to adjourn the Special Meeting for the purpose of soliciting additional proxies to approval Proposals 1 and 2.

The Board of Directors of the Company (the “Board of Directors” or the “Board”) and the Company’s management has fixed the close of business on October 12, 2018 as the record date for determining the stockholders entitled to notice of, and to vote at, the Special Meeting and any adjournment and postponements thereof (the “Record Date”).

After careful consideration, the Board of Directors recommends a vote IN FAVOR OF the Amendment, a vote IN FAVOR OF the Share Issuance, and a vote IN FAVOR OF the grant of discretionary authority to the Company’s CEO to adjourn the Special Meeting.

Stockholders are cordially invited to attend the Special Meeting in person. Whether you plan to attend the Special Meeting or not, please complete, sign and date the enclosed Proxy Card and return it without delay in the enclosed postage-prepaid envelope. If you do attend the Special Meeting, you may withdraw your proxy and vote personally on each matter brought before the meeting. YOUR VOTE IS VERY IMPORTANT.

By Order of the Board of Directors

/s/ Guohua Ku
Chief Executive Officer and
Chairman of the Board of Directors

Xi’an City, Shaanxi Province, China
October ●, 2018

CHINA RECYCLING ENERGY CORPORATION

4/F, Tower C

Rong Cheng Yun Gu Building

Keji 3rd Road, Yanta District

Xi’an City, Shaanxi Province

China 710075

PROXY STATEMENT

FOR A SPECIAL MEETING OF STOCKHOLDERS

To Be Held November 21, 2018

We are furnishing this Proxy Statement to the stockholders of China Recycling Energy Corporation in connection with the solicitation, by the Board of Directors of China Recycling Energy Corporation (the “Board”), of proxies to be voted at a special meeting of our stockholders to be held at our principal executive offices, located at 4/F, Tower C, Rong Cheng Yun Gu Building, Keji 3rd Road, Yanta District, Xi’an City, Shaanxi Province, 710075 China, on November 21, 2018, at 10:00 a.m. local time, and at any adjournments or postponements of the meeting.

When used in this Proxy Statement, the terms “we,” “us,” “our,” the “Company” and “CREG” refer to China Recycling Energy Corporation, a Nevada corporation, and its wholly-owned subsidiaries Shanghai Yinghua Financial Leasing Co., Ltd. (“Yinghua”) and Sifang Holdings Co., Ltd. (“Sifang”), and Sifang’s wholly-owned subsidiaries, Huahong New Energy Technology Co., Ltd. (“Huahong”) and Shanghai TCH, Shanghai TCH’s wholly-owned subsidiaries, Xi’an TCH Energy Technology Company, Ltd. (“Xi’an TCH”), Xi’an TCH’s wholly-owned subsidiary Erdos TCH Energy Saving Development Co., Ltd. (“Erdos TCH”) and Zhongxun Energy Investment (Beijing) Co., Ltd (“Zhongxun”); and Xi’an TCH’s 90% owned subsidiary Xi’an Zhonghong New Energy Technology Co., Ltd. “China” and the “PRC” refer to the People’s Republic of China, excluding, for the purposes of this Proxy Statement, Hong Kong, Macau and Taiwan.

The date on which we are first sending this Proxy Statement and form of proxy card to our stockholders is on or about October ●, 2018.

YOUR VOTE IS IMPORTANT

WHETHER OR NOT YOU EXPECT TO ATTEND THE SPECIAL MEETING IN PERSON, WE ENCOURAGE YOU TO SUBMIT YOUR PROXY AS PROMPTLY AS POSSIBLE BY MARKING, SIGNING AND DATING THE ENCLOSED PROXY CARD AND RETURNING IT IN THE POSTAGE-PAID ENVELOPE PROVIDED. You may revoke your proxy or change your vote at any time before the Special Meeting. If your shares are held in the name of a bank, broker or other nominee, please follow the instructions on the voting instruction card furnished to you by such bank, broker or other nominee, which is considered the stockholder of record, in order to vote. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. Your broker or other agent cannot vote on discretionary matters without your instructions.

If you are a stockholder of record and fail to return your proxy card to us or vote by ballot in person at the Special Meeting, your shares will not be counted for purposes of determining whether a quorum is present at the Special Meeting. If you are a stockholder of record, voting in person by ballot at the Special Meeting will revoke any proxy that you previously submitted. If you hold your shares through a bank, broker or other nominee, you must obtain from the record holder a valid “legal” proxy issued in your name in order to vote in person at the Special Meeting.

We encourage you to read the accompanying proxy statement carefully and in its entirety (including any documents incorporated by reference into the proxy statement), as well as the documents we file from time to time with the Securities and Exchange Commission, including our Annual Report on Form 10-K for the fiscal year ended December 31, 2017. If you have any questions concerning any of the proposals to be voted upon at the Special Meeting or the accompanying proxy statement, would like additional copies of the accompanying proxy statement or need help voting your shares of common stock, please contact the Company’s Corporate Secretary at 4/F, Tower C, Rong Cheng Yun Gu Building, Keji 3rd Road, Yanta District, Xi’an City, Shaanxi Province, 710075 China, or call +86-29-8769-1097 (standard long-distances calling charges may apply).

Thank you for your participation. We look forward to your continued support.

TABLE OF CONTENTS

QUESTIONS AND ANSWERS ABOUT THE PROPOSALS	1
FORWARD-LOOKING STATEMENTS	5
SUMMARY	6
RISK FACTORS	9
THE SPECIAL MEETING	9
DESCRIPTION OF CREG SECURITIES	11
PROPOSAL 1 – AMENDMENT TO ARTICLES OF INCORPORATION	12
PROPOSAL 2 – ISSUANCE OF COMMON AND PREFERRED STOCK IN EQUITY PURCHASE TRANSACTION	14
PROPOSAL 3 – GRANT OF DISCRETIONARY AUTHORITY TO ADJOURN MEETING	17
SECURITY OWNERSHIP OF DIRECTORS, OFFICERS AND CERTAIN BENEFICIAL OWNERS OF CHINA RECYCLING ENERGY CORPORATION	18
OTHER MATTERS	18
EXPERTS	18
WHERE YOU CAN FIND MORE INFORMATION	19

Annexes

Annex A	Amendment to the Articles of Incorporation of China Recycling Energy Corporation, as amended.	A-1

Exhibits

Exhibit 1	Equity Purchase Agreement, dated September 30, 2018, by and between Shanghai TCH Energy Technology Co., Ltd., and Jinhua Wang.	Ex.1-1

i

QUESTIONS AND ANSWERS ABOUT THE PROPOSALS

The following are answers to some questions that you, as a stockholder of China Recycling Energy Corporation, may have regarding the other matters being considered at the Special Meeting. We urge you to read carefully the remainder of this proxy statement and the documents incorporated herein by reference because the information in this section does not provide all the information that might be important to you with respect to the other matters being considered at the Special Meeting. Additional important information is also contained in the annexes to and the documents incorporated by reference into this proxy statement.

Q:	Why am I receiving this proxy statement?

A:	The board of directors of CREG is soliciting your proxy to vote at the Special Meeting because you owned shares of our common stock at the close of business on October 12, 2018, the “Record Date” for the Special Meeting, and are therefore entitled to vote at the Special Meeting. This proxy statement, along with a proxy card or a voting instruction card, is being mailed to stockholders on or about October ●, 2018. CREG has made these materials available to you on the Internet, and CREG has delivered printed proxy materials to you or sent them to you by e-mail. This proxy statement summarizes the information that you need to know in order to cast your vote at the Special Meeting. You do not need to attend the Special Meeting in person to vote your shares of CREG common stock.

Q:	When and where will the Special Meeting be held?

A:	The Special Meeting will be held at 10:00 a.m., local time, on Wednesday, November 21, 2018, at the Company’s offices at 4/F, Tower C, Rong Cheng Yun Gu Building, Keji 3rd Road, Yanta District, Xi’an City, Shaanxi Province, 710075 China.

Q:	On what matters will I be voting?

A:	CREG’s stockholders are being asked to consider and vote upon the following proposals:

(1)	To approve an amendment to the Articles of Incorporation of CREG, as amended, which would increase the amount of authorized shares of common stock, par value $0.001 per share, of CREG from 20,000,000 to 80,000,000 and authorize 35,000,000 preferred shares (the “Amendment”);

(2)	To approve the issuance of an aggregate 2,600,000 shares of CREG’s common stock, par value $0.001 per share, and 17,376,950 shares of CREG’s preferred stock, par value $0.001 per share, pursuant to an Equity Purchase Agreement between the Shanghai TCH Energy Technology Co., Ltd., CREG’s wholly-owned subsidiary, and Mr. Jinhua Wang (the “Share Issuance”); and

(3)	To approve a proposal to grant discretionary authority to the Company’s Chief Executive Officer to adjourn the Special Meeting for the purpose of soliciting additional proxies to approval Proposals 1 and 2.

CREG will hold the Special Meeting to consider and vote upon these proposals. This proxy statement contains important information about matters to be acted upon at the Special Meeting. Stockholders should read it carefully. The vote of stockholders is important.

In order to complete the Share Issuance, CREG stockholders must vote to approve the Amendment and the Share Issuance, and all other requirements for the Company to complete the Share Issuance must be fulfilled.

Q:	How does CREG’s board of directors recommend that I vote on the proposals to be voted upon at the Special Meeting?

A:	The CREG board of directors recommends that CREG stockholders vote or give instruction to vote:

●	“FOR” the amendment to the Articles of Incorporation of CREG, as amended, which would increase the amount of authorized shares of common stock, par value $0.001 per share, of CREG from 20,000,000 to 80,000,000 and authorize 35,000,000 preferred shares (the “Amendment”);

●	“FOR” the issuance of an aggregate 2,600,000 shares of CREG’s common stock, par value $0.001 per share, and 17,376,950 shares of CREG’s preferred stock, par value $0.001 per share, pursuant to an Equity Purchase Agreement between the Shanghai TCH Energy Technology Co., Ltd., CREG’s wholly-owned subsidiary, and Mr. Jinhua Wang; and

●	“FOR” the grant of discretionary authority to the Company’s Chief Executive Officer to adjourn the Special Meeting for the purpose of soliciting additional proxies to approval Proposals 1 and 2.

Q:	How do I vote?

A:	After you have carefully read this proxy statement and have decided how you wish to vote your shares of CREG common stock, please vote your shares promptly.

Stockholders of Record

If your shares of CREG common stock are registered directly in your name with CREG’s transfer agent, Securities Transfer Corporation, you are the stockholder of record of those shares and these proxy materials have been mailed to you by the Company. You may vote your shares by mail or in person at the Special Meeting. Your vote authorizes Guohua Ku, Chairman and Chief Executive Officer of the Company, and Adeline Gu, Chief Financial Officer and Secretary of the Company, as your proxy, with the power to appoint her substitute, to represent and vote your shares as you directed.

Beneficial Owners

If your shares of CREG common stock are held in a stock brokerage account, by a bank, broker or other nominee, you are considered the beneficial owner of shares held in street name and these proxy materials are being forwarded to you by your bank, broker or nominee that is considered the holder of record of those shares. As the beneficial owner, you have the right to direct your bank, broker, trustee or nominee on how to vote your shares signing and returning a proxy card. Your bank, broker, trustee or nominee will send you instructions for voting your shares. Please note that you may not vote shares held in street name by returning a proxy card directly to CREG or by voting in person at the Special Meeting unless you provide a “legal proxy,” which you must obtain from your broker, bank or nominee. Further, brokers, banks and nominees who hold shares of CREG common stock on your behalf may not give a proxy to CREG to vote those shares without specific instructions from you.

For a discussion of the rules regarding the voting of shares held by beneficial owners, please see the question below entitled “If I am a beneficial owner of shares of CREG common stock, what happens if I don’t provide voting instructions? What is discretionary voting?”

Q:	What vote is required to approve each proposal?

A:	The approval of each of the proposals requires the affirmative vote of a majority of the shares represented at the meeting and entitled to vote on that proposal.

Q:	How many votes do I and others have?

A:	You are entitled to one vote for each share of CREG common stock that you held as of the Record Date. As of the close of business on the Record Date, there were ● outstanding shares of CREG common stock.

Q:	How will our directors and executive officers vote on the proposals at the Special Meeting?

A:	As of the Record Date, the directors and executive officers of CREG as a group owned and were entitled to vote ● shares of the common stock of the Company, representing approximately ●% of the outstanding shares of CREG common stock on that date. CREG expects that its directors and executive officers will vote their shares in favor of the each of the proposals to be presented at the Special Meeting, but none of the Company’s directors or executive officers has entered into any agreement obligating any of them to do so.

Q:	How many shares must be present to hold the Special Meeting?

A:	The presence of at least one-third of all of our shares of common stock issued and outstanding and entitled to vote at the Special Meeting, present in person or represented by proxy, will constitute a quorum at the Special Meeting. Both abstentions and broker non-votes (discussed further below) are counted as present for determining the presence of a quorum. Broker non-votes, however, are not counted as shares present and entitled to be voted with respect to the matter on which the broker has not voted. Thus, broker non-votes will not affect the outcome of any of the matters to be voted on at the Special Meeting. Generally, broker non-votes occur when shares held by a broker for a beneficial owner are not voted with respect to a particular proposal because (1) the broker has not received voting instructions from the beneficial owner and (2) the broker lacks discretionary voting power to vote such shares.

Q:	If I am a beneficial owner of shares of CREG common stock, what happens if I don’t provide voting instructions? What is discretionary voting?

A:	If you are a beneficial owner and do not provide the stockholder of record with voting instructions, your shares may constitute “broker non-votes.” A “broker non-vote” occurs when a bank, broker or other holder of record holding shares for a beneficial owner does not vote on a particular proposal because that holder does not have discretionary voting power and has not received instructions from the beneficial owner.

Under applicable regulations, if a broker holds shares on your behalf, and you do not instruct your broker how to vote those shares on a matter considered “routine,” the broker may generally vote your shares for you. A “broker non-vote” occurs when a broker has not received voting instructions from you on a “non-routine” matter, in which case the broker does not have authority to vote your shares with respect to such matter. Unless you provide voting instructions to a broker holding shares on your behalf, your broker may no longer use discretionary authority to vote your shares on any of the matters to be considered at the Special Meeting. Please vote your proxy so your vote can be counted.

Q:	What will happen if I return my proxy card without indicating how to vote?

A:	If you sign and return your proxy card without indicating how to vote on any particular proposal, the CREG common stock represented by your proxy will be voted in favor of each such proposal. Proxy cards that are returned without a signature will not be counted as present at the Special Meeting and cannot be voted.

Q:	Can I change my vote after I have returned a proxy or voting instruction card?

A:	Yes. You can change your vote at any time before your proxy is voted at the Special Meeting. You can do this in one of four ways:

●	you can grant a new, valid proxy bearing a later date;

●	you can send a signed notice of revocation;

●	if you are a holder of record, you can attend the Special Meeting and vote in person, which will automatically cancel any proxy previously given, or you may revoke your proxy in person, but your attendance alone will not revoke any proxy that you have previously given; or

●	if your shares of CREG common stock are held in an account with a broker, bank or other nominee, you must follow the instructions on the voting instruction card you received in order to change or revoke your instructions.

If you choose either of the first two methods, you must submit your notice of revocation or your new proxy to the Corporate Secretary of CREG, as specified in this proxy statement, no later than the beginning of the Special Meeting. If your shares are held in street name by your broker, bank or nominee, you should contact them to change your vote.

Q:	Do I need identification to attend the Special Meeting in person?

A:	Yes. Please bring proper identification, together with proof that you are a record owner of shares of CREG common stock. If your shares are held in street name, please bring acceptable proof of ownership, such as a letter from your broker or an account statement stating or showing that you beneficially owned shares of CREG common stock on the record date. Acceptable proof of ownership is either (a) a letter from your broker stating that you beneficially owned CREG stock on the Record Date or (b) an account statement showing that you beneficially owned CREG stock on the Record Date.

Q:	Are CREG stockholders entitled to appraisal rights?

A:	No. CREG stockholders do not have appraisal rights in connection with the proposals under consideration at the Special Meeting.

Q:	What do I do if I receive more than one set of voting materials?

A:	You may receive more than one set of voting materials for the Special Meeting, including multiple copies of this proxy statement, proxy cards and/or voting instruction forms. This can occur if you hold your shares of common stock in more than one brokerage account, if you hold shares directly as a record holder and also in street name, or otherwise through a nominee, and in certain other circumstances. If you receive more than one set of voting materials, each should be voted and/or returned separately in order to ensure that all of your shares of common stock are voted.

Q:	Whom should I call with questions about the Special Meeting or any of the other proposals to be presented at the Special Meeting?

A:	CREG stockholders should call the Corporate Secretary at +86-29-8769-1098 with any questions. Standard long-distance charges may apply to any such calls.

FORWARD-LOOKING STATEMENTS

This proxy statement, including information incorporated by reference into this proxy statement, includes forward-looking statements regarding, among other things, CREG’s plans, strategies and prospects, both business and financial. Although CREG believes that its plans, intentions and expectations reflected in or suggested by these forward-looking statements are reasonable, CREG cannot assure you that we will achieve or realize these plans, intentions or expectations. Forward-looking statements are inherently subject to risks, uncertainties and assumptions including, without limitation, the factors described under “Risk Factors” from time to time in CREG’s filings with the SEC. Many of the forward-looking statements contained in this presentation may be identified by the use of forward-looking words such as “believe”, “expect”, “anticipate”, “should”, “planned”, “will”, “may”, “intend”, “estimated”, “aim”, “on track”, “target”, “opportunity”, “tentative”, “positioning”, “designed”, “create”, “predict”, “project”, “seek”, “would”, “could”, “continue”, “ongoing”, “upside”, “increases” and “potential”, among others. Important factors that could cause actual results to differ materially from the forward-looking statements we make in this presentation are set forth in other reports or documents that we file from time to time with the SEC, and include, but are not limited to:

●	the number and percentage of our public stockholders voting against the Amendment, Share Issuance and the other proposals described herein;

●	the dilution of the shares held by existing stockholders due to the issuance of the shares subject to the Share Issuance;

●	the ability to maintain the listing of CREG’s common stock on NASDAQ following the consummation of the Share Issuance;

●	changes adversely affecting the businesses in which CREG and its subsidiaries are engaged;

●	management of growth;

●	general economic conditions;

●	business strategies and plans of CREG;

●	the result of future financing efforts; and

●	and the other factors summarized under the section entitled “Risk Factors”.

You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this proxy statement. All forward-looking statements included herein attributable to CREG or any person acting on any party’s behalf are expressly qualified in their entirety by the cautionary statements contained or referred to in this section. Except to the extent required by applicable laws and regulations, CREG undertakes no obligations to update these forward-looking statements to reflect events or circumstances after the date of this proxy statement or to reflect the occurrence of unanticipated events.

Before a stockholder grants its proxy or instructs how its vote should be cast or vote on the proposals described herein, it should be aware that the occurrence of the events described in the “Risk Factors” section and elsewhere in this proxy statement may adversely affect CREG.

SUMMARY

This summary highlights selected information from this proxy statement and does not contain all of the information that is important to you. To better understand the proposals to be submitted for a vote at the Special Meeting, you should read this entire document carefully, including the Amendment to our Articles of Incorporation attached as Annex A and the Equity Purchase Agreement attached hereto as Exhibit 1.

Unless the context otherwise requires, the terms “CREG,” “the Company,” “we,” “us” and “our” in this prospectus refer to China Recycling Energy Corporation, our subsidiaries and consolidated entities. “China” and the “PRC” refer to the People’s Republic of China.

The Company

We are currently engaged in the recycling energy business, providing energy savings and recycling products and services. We are a leading developer of waste energy recycling projects for industrial applications in China, and we believe we are the only developer to use a Build-Operate-Transfer (“BOT”) model to provide energy saving and recovery facilities for multiple energy intensive industries in China. Our waste energy recycling projects allow customers which use substantial amounts of electricity to recapture previously wasted pressure, heat, and gas from their manufacturing processes to generate electricity. We currently offer waste energy recycling systems to companies for use in iron and steel, nonferrous metal, cement, coal and petrochemical plants. We construct our projects at our customer’s facility and the electricity produced is used on-site by the customer. While some of our competitors offer projects targeting one or two industries, we serve multiple industries.

We develop fully customized projects across several verticals to better meet customer’s energy recovery needs. Our waste pressure-to-energy solution primarily consists of the Blast Furnace Top Gas Recovery Turbine Unit (“TRT”), a system that utilizes high pressure gas emitted from the blast furnace top to drive turbine units and generate electricity. Our waste heat-to-energy solution primarily consists of heat power generation projects for applications in cement, steel, coking coal, and nonferrous metal industries, which collect the residual heat from various manufacturing processes, e.g. the entrance and exit ends of the cement rotary kilns, to generate electricity. Our waste gas-to-energy solution primarily consists of the Waste Gas Power Generation system (“WGPG”) and the Combined Cycle Power Plant (the “CCPP”). A WGPG system utilizes flammable waste gas from coal mining, petroleum exploitation, refinery processing or other sources as a fuel source to generate electricity through the use of a gas turbine. A CCPP system employs more than one power generating cycle to utilize the waste gas, which not only generates electricity by burning the flammable waste gas in a gas turbine (as a WGPG) but also uses the waste heat from burning the gas to make steam to generate additional electricity via a steam turbine.

We provide a clean-technology and energy-efficient solution aimed at reducing the air pollution and energy shortage problems in China. Our projects capture industrial waste energy to produce low-cost electricity, enabling industrial manufacturers to reduce their energy costs, lower their operating costs, and extend the life of primary manufacturing equipment. In addition, our waste energy recycling projects allow our industrial customers to reduce their reliance on China’s centralized national power grid, which is prone to black-outs or brown-outs or is completely inaccessible from certain remote areas. Our projects generally produce lower carbon dioxide emissions and other pollutants, and are hence more environmentally friendly than other forms of power generation.

Since 2007, we have primarily used the BOT model to serve our customers. For each project, we design, finance, construct and install the waste energy recycling projects for our customers, operate the projects for five to twenty years, and then transfer the projects to the owners. The BOT model creates a win-win solution for both our customers and us. We provide the capital expenditure financing in exchange for attractive returns on each project; our customers can focus their capital resources on their core businesses, do not need to invest additional capitals to comply with government environmental regulations, reduce noise and emissions and reduce their energy costs. We in turn efficiently recapture our costs through the stream of lease payments.

We are in the process of transforming and expanding into an energy storage integrated solution provider. We plan to pursue disciplined and targeted expansion strategies for market areas that we currently do not serve. We are actively seeking and exploring opportunities to apply energy storage technologies to new industries or segments with high growth potential, including industrial and commercial complexes, large scale photovoltaic (PV) and wind power stations, remote islands without electricity, and smart energy cities with multi-energy supplies. By supporting and motivating all kinds of the electric power market to participant in resource development and utilization of demand response, we plan to provide services including peak shaving with compensation and frequency modulation. We intend to gradually form motor load performance for peak and low-hours, which will account for about 3% of the annual maximum power load on the demand side and to ensure the electricity supply and demand balance for situations of non-severe power shortages.

Our business is primarily conducted through our wholly-owned subsidiaries, Sifang Holdings Co., Ltd. (“Sifang”) and Shanghai Yinghua Financial Leasing Co., Ltd (“Yinghua”); Sifang’s wholly-owned subsidiaries, Huahong New Energy Technology Co., Ltd. (“Huahong”) and Shanghai TCH; Shanghai TCH’s wholly-owned subsidiary, Xi’an TCH Energy Technology Company, Ltd (“Xi’an TCH”), Xi’an TCH’s wholly-owned subsidiaries, Erdos TCH Energy Saving Development Co., Ltd (“Erdos TCH”) and Zhongxun Energy Investment (Beijing) Co., Ltd (“Zhongxun”); and Xi’an TCH’s 90% owned subsidiary, Xi’an Zhonghong New Energy Technology Co., Ltd. (“Zhonghong”). Shanghai TCH was established as a foreign investment enterprise in Shanghai under the laws of the PRC on May 25, 2004. Xi’an TCH was incorporated in Xi’an, Shaanxi Province under the laws of the PRC in November 2007. Erdos TCH was incorporated in April 2009. Huahong was incorporated in February 2009. Xi’an Zhonghong New Energy Technology Co., Ltd. was incorporated in July 2013. Xi’an TCHowns 90% of Zhonghong. Zhonghong provides energy saving solutions and services, including constructing, selling and leasing energy saving systems and equipment to customers. Zhongxun was incorporated in March 2014, and is a wholly-owned subsidiary of Xi’an TCH.

Our Projects

We design, finance, construct, operate and eventually transfer waste energy recycling projects to meet the energy saving and recovery needs of our customers. Our waste energy recycling projects use the pressure, heat or gas, which is generated as a byproduct of a variety of industrial processes, to create electricity. The residual energy from industrial processes, which was traditionally wasted, may be captured in a recovery process and utilized by our waste energy recycling projects to generate electricity instead of burning additional fuel and additional emissions. Among a wide variety of waste-to-energy technologies and solutions, we primarily focus on waste pressure to energy systems, waste heat to energy systems and waste gas power generation systems. We do not manufacture the equipment and materials that are used in the construction of our waste energy recycling projects. Rather, we incorporate standard power generating equipment into a fully integrated onsite project for our customers.

Waste Pressure to Energy Systems

TRT is a power generating system utilizing the exhaust pressure and heat from industrial processes in the iron, steel, petrochemical, chemical and non-ferrous metals industries, often from blast furnace gases in the metal production industries. Without TRT power systems, blast furnace gas is treated by various de-pressurizing valves to decrease its pressure and temperature before the gas is transmitted to end users. No electricity is generated during the process and noise and heat pollution is released. In a TRT system, the blast furnace gas produced during the smelting process is directed through the system to decrease its pressure and temperature. The released pressure and heat is then utilized to drive the turbine unit to generate electricity, which is then transmitted back to the producer. We believe our projects are superior to those of our competitors due to the inclusion of advanced dry-type de-dusting technology, joined turbine systems, and automatic power grid synchronization.

Waste Heat to Energy Systems

Waste heat to energy systems utilize waste heat generated in industrial production to generate electricity. The waste heat is trapped to heat a boiler to create steam and power a steam turbine. Our waste heat to energy system uses waste heat from cement production and from metal production. The projects can use about 35% of the waste heat generated by the cement kiln, and generate up to 50% of the electricity needed to operate the cement plant.

Waste Gas to Energy Systems

Our Waste Gas to Energy Systems primarily include WGPG systems and CCPP systems. WGPG uses the flammable waste gases emitted from industrial production processes such as blast furnace gas, coke furnace gas, and oil gas, to power gas-fired generators to create energy. A CCPP system employs more than one power generating cycle to utilize the waste gas, which is more efficient because it not only generates electricity by burning the flammable waste gas in a gas-fired generator (WGPG) but also uses the waste heat from burning the gas to make steam to generate additional electricity via a steam generator (CCPP).

Our Corporate Information

We are headquartered in China. Our principal executive offices are located at 4/F, Tower C, Rong Cheng Yun Gu Building, Keji 3rd Road, Beilin District, Xi’an City, Shaanxi Province, China, and our telephone number at this location is +86-29-8769-1098. Our website address is www.creg-cn.com. Information contained on our website is not incorporated by reference into this prospectus and you should not consider information on our website to be part of this prospectus.

Recommendation to Stockholders

After careful consideration, the Board of Directors recommends a vote IN FAVOR of the amendment to our Articles of Incorporation, as amended, IN FAVOR OF the issuance of common and preferred shares in connection with the equity purchase transaction, and a vote IN FAVOR OF the grant of discretionary authority to the Company’s CEO to adjourn the Special Meeting.

Interests of CREG’s Directors and Officers in the Proposals

As of the Record Date, the directors and executive officers of CREG as a group owned and were entitled to vote ● shares of the common stock of the Company, representing approximately ●% of the outstanding shares of CREG common stock on that date. CREG expects that its directors and executive officers will vote their shares in favor of each of the proposals, but none of the Company’s directors or executive officers other has entered into any agreement obligating any of them to do so.

Besides the equity ownership of CREG detailed above, the directors and executive officers of the Company do not have interests different than the other stockholders of CREG.

Appraisal Rights

CREG stockholders do not have appraisal rights in connection with the proposals under applicable state law.

Dissenter’s Rights

Our stockholders have no right under applicable state law, our Articles of Incorporation, as amended, or our Fourth Amended and Restated Bylaws to dissent from the proposals.

Conditions to the Issuance of Shares in Connection with the Equity Purchase Transaction

The Company’s ability to issue shares of its Common Stock and preferred stock to consummate the Share Issuance will be conditioned on the adoption by the Company’s stockholders of the proposed amendment to our Articles of Incorporation, as amended, and the satisfaction of the conditions described in the Equity Purchase Agreement, dated September 30, 2018, by and between Shanghai TCH Energy Technology Co., Ltd. and Jinhua Wang, which was filed with our Current Report on Form 8-K, filed with the Securities and Exchange Commission on October 2, 2018, and is attached hereto as Exhibit 1.

RISK FACTORS

An investment in our securities involves a high degree of risk. Before making any investment decision, you should carefully consider the risk factors, under the caption “Risk Factors” in our most recent annual report on Form 10-K and our subsequent quarterly reports on Form 10-Q, which are incorporated by reference in this prospectus, as well as in any applicable prospectus supplement, as updated by our subsequent filings under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

These risks could materially affect our business, results of operation or financial condition and affect the value of our securities. Additional risks and uncertainties that are not yet identified may also materially harm our business, operating results and financial condition and could result in a complete loss of your investment. You could lose all or part of your investment. For more information, see “Where You Can Find More Information.”

THE SPECIAL MEETING

Date, Time and Place of the Special Meeting

The special meeting of the stockholders of CREG (the “Special Meeting”) will be held at 10:00 a.m., local time, on Wednesday, November 21, 2018, at the Company’s principal executive offices at 4/F, Tower C, Rong Cheng Yun Gu Building, Keji 3rd Road, Yanta District, Xi’an City, Shaanxi Province, 710075 China.

Matters to be Voted Upon at the Special Meeting

At the Special Meeting, CREG is asking its stockholders as of the record date of October 12, 2018 (the “Record Date”) to consider and vote upon proposals:

(1)	To approve an amendment to the Articles of Incorporation of CREG, as amended, which would increase the amount of authorized shares of common stock, par value $0.001 per share, of CREG from 20,000,000 to 80,000,000 and authorize 35,000,000 preferred shares (the “Amendment”);

(2)	To approve the issuance of an aggregate 2,600,000 shares of CREG’s common stock, par value $0.001 per share, and 17,376,950 shares of CREG’s preferred stock, par value $0.001 per share, pursuant to an Equity Purchase Agreement between the Shanghai TCH Energy Technology Co., Ltd., CREG’s wholly-owned subsidiary, and Mr. Jinhua Wang (the “Share Issuance”); and

(3)	To approve a proposal to grant discretionary authority to the Company’s Chief Executive Officer to adjourn the Special Meeting for the purpose of soliciting additional proxies to approval Proposals 1 and 2.

Record Date; Shares Entitled to Vote; Quorum

Stockholders will be entitled to vote or direct votes to be cast at the Special Meeting if they owned shares of CREG common stock on the Record Date. Stockholders will have one vote for each share of CREG common stock owned at the close of business on the Record Date. If your shares are held in “street name” or are in a margin or similar account, you should contact your broker to ensure that votes related to the shares you beneficially own are properly counted. On the Record Date, there were approximately ● shares of CREG common stock outstanding.

A quorum of CREG stockholders is necessary to hold a valid meeting. The presence of at least one-third of all of our shares of common stock issued and outstanding and entitled to vote at the Special Meeting, present in person or represented by proxy, will constitute a quorum at the Special Meeting. Abstentions and broker non-votes will count as present for the purposes of establishing a quorum.

Vote Required; Abstentions and Broker Non-Votes

The approval of each of the proposals require the affirmative vote of a majority of the shares represented at the meeting and entitled to vote on that proposal. Abstentions and broker non-votes will have the same effect as a vote “against” each of the proposals.

Shares Held by CREG’s Directors and Executive Officers

As of the Record Date, the directors and executive officers of CREG as a group owned and were entitled to vote ● shares of the common stock of the Company, representing approximately ●% of the outstanding shares of CREG common stock on that date. CREG expects that its directors and executive officers will vote their shares in favor of each of the proposals, but none of the Company’s directors or executive officers has entered into any agreement obligating any of them to do so.

Voting of Proxies

If your shares are registered in your name with our transfer agent, Securities Transfer Corporation, you may cause your shares to be voted by returning a signed proxy card, or you may vote in person at the Special Meeting. Based on your proxy cards, the proxy holders will vote your shares according to your directions.

If you plan to attend the Special Meeting and wish to vote in person, you will be given a ballot at the meeting. If your shares are registered in your name, you are encouraged to vote by proxy even if you plan to attend the Special Meeting in person. If you attend the Special Meeting and vote in person, your vote by ballot will revoke any proxy previously submitted.

Voting instructions are included on your proxy card. All shares represented by properly executed proxies received in time for the Special Meeting will be voted at the Special Meeting in accordance with the instructions of the stockholder. In the event that properly executed proxies do not contain voting instructions for any given proposal, the CREG common stock represented by such proxies will be voted in favor of each such proposal.

If your shares are held in “street name” through a broker, bank or other nominee, you may vote through your broker, bank or other nominee by completing and returning the voting form provided by your broker, bank or other nominee. If you do not return your bank’s, broker’s or other nominee’s voting form or do not attend the Special Meeting and vote in person with a proxy from your broker, bank or other nominee, it will have the same effect as if you voted “AGAINST” the proposals presented for a vote.

Revocability of Proxies

If you are a stockholder of record, you may change your vote or revoke your proxy at any time before it is voted at the Special Meeting by:

●	Signing another proxy card with a later date and returning it to us prior to the Special Meeting; or

●	Attending the Special Meeting and voting in person.

Please note that to be effective, your new proxy card, internet or telephonic voting instructions or written notice of revocation must be received by us prior to the Special Meeting. If you have submitted a proxy, your appearance at the Special Meeting, in the absence of voting in person or submitting an additional proxy or revocation, will not have the effect of revoking your prior proxy.

If you hold your shares of common stock in “street name,” you should contact your bank, broker or other nominee for instructions regarding how to change your vote. You may also vote in person at the Special Meeting if you obtain a valid “legal” proxy from your bank, broker or other nominee. Any adjournment, recess or postponement of the Special Meeting for the purpose of soliciting additional proxies will allow CREG stockholders who have already sent in their proxies to revoke them at any time prior to their use at the Special Meeting as adjourned, recessed or postponed.

Board of Directors’ Recommendation

After careful consideration, the Company’s board of directors recommends that you vote or give instruction to vote:

●	“FOR” the amendment to the Articles of Incorporation of CREG, as amended, which would increase the amount of authorized shares of common stock, par value $0.001 per share, of CREG from 20,000,000 to 80,000,000 and authorize 35,000,000 preferred shares (the “Amendment”);

●	“FOR” the issuance of an aggregate 2,600,000 shares of CREG’s common stock, par value $0.001 per share, and 17,376,950 shares of CREG’s preferred stock, par value $0.001 per share, pursuant to an Equity Purchase Agreement between the Shanghai TCH Energy Technology Co., Ltd., CREG’s wholly-owned subsidiary, and Mr. Jinhua Wang; and

●	“FOR” the grant of discretionary authority to the Company’s Chief Executive Officer to adjourn the Special Meeting for the purpose of soliciting additional proxies to approval Proposals 1 and 2.

Solicitation of Proxies

The expense of soliciting proxies in the enclosed form will be borne by CREG. Proxies may also be solicited by some of our directors, officers and employees, personally or by telephone, facsimile, e-mail or other means of communication. No additional compensation will be paid for such services.

Householding of Special Meeting Materials

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy materials with respect to two or more stockholders sharing the same address by delivering a single set of proxy materials. This process, which is commonly referred to as “householding,” potentially results in extra convenience for stockholders and cost savings for companies. The Company has adopted the SEC-approved “householding” procedure.

Upon written or oral request, the Company will deliver promptly a separate copy of the Notice of Special Meeting of Stockholders this Proxy Statement, the 2017 Annual Report on Form 10-K and any other documents incorporated herein by reference to any stockholder at a shared address to which the Company delivered a single copy of any of these documents. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate set of proxy materials, you may:

●	Send a written request to the Company’s Corporate Secretary at 4/F, Tower C, Rong Cheng Yun Gu Building, Keji 3rd Road, Yanta District, Xi’an City, Shaanxi Province, 710075 China, or call +86-29-8769-1097 (standard long-distance calling charges may apply) if you are a stockholder of record; or

●	Notify your broker, if you hold your common shares under street name.

If you are receiving more than one copy of the proxy materials at a single address and would like to participate in householding, please contact the Company using the mailing address and phone number above. Stockholders who hold shares in street name may contact their brokerage firm, bank, broker-dealer or other similar organization to request information about householding.

DESCRIPTION OF THE SECURITIES OF CHINA RECYCLING ENERGY CORPORATION

Given below is a summary of the material features of CREG’s existing securities. This summary is not a complete discussion of the articles of incorporation and bylaws of CREG that create the rights of its stockholders. You are urged to read carefully the certificate of incorporation and bylaws, which have been filed as exhibits to SEC reports filed by CREG. Please see “Where You Can Find More Information” for information on how to obtain copies of those instruments.

General

The following is a summary of our capital stock and certain provisions of our articles of incorporation and bylaws. This summary does not purport to be complete and is qualified in its entirety by the provisions of our Articles of Incorporation, as amended, our Fourth Amended and Restated Bylaws (“Bylaws”), and applicable provisions of the Nevada Revised Statutes (the “NRS”).

See “Where You Can Find More Information” elsewhere in this proxy statement for information on where you can obtain copies of our Articles of Incorporation, as amended, and Bylaws, which have been filed with and are publicly available from the SEC.

Our authorized capital stock consists of 20,000,000 shares of Common Stock, par value $0.001 per share.  Currently, we have no other authorized class of stock.

Common Stock and Convertible Promissory Note

As of October ●, 2018, there were ● shares of our common stock issued and outstanding, held by approximately ● stockholders of record. There are no warrants to purchase shares of our Common Stock outstanding as of the date of this proxy statement.

Our Common Stock is currently traded on the NASDAQ Capital Market under the symbol “CREG.”

The holders of our Common Stock are entitled to one vote per share. Our Articles of Incorporation do not provide for cumulative voting. The holders of our Common Stock are entitled to receive ratably such dividends, if any, as may be declared by our board of directors (“BOD”) out of legally available funds; however, the current policy of our BOD is to retain earnings, if any, for operations and growth. Upon liquidation, dissolution or winding-up, the holders of our Common Stock are entitled to share ratably in all assets that are legally available for distribution. The holders of our Common Stock have no preemptive, subscription, redemption or conversion rights.

All issued and outstanding shares of Common Stock are fully paid and nonassessable. Shares of our Common Stock that may be offered for resale, from time to time, will be fully paid and nonassessable.

On July 11, 2018, the Company entered into a Securities Purchase Agreement (the “Purchase Agreement”) with Iliad Research and Trading, L.P., a Utah limited partnership (the “Purchaser”), pursuant to which the Company sold and issued to the Purchaser a Convertible Promissory Note (the “Note”) in the amount of $1,070,000. The Purchaser purchased the Note with an original issue discount of $50,000, and the Company agreed to pay to the Purchaser $20,000 for fees and costs incurred by Purchaser in connection with the consummation of the Purchase Agreement. The Note was sold to the Purchaser pursuant to an exemption from registration under Regulation D, promulgated under the Securities Act of 1933, as amended. The Note bears interest at the rate of 8% per annum. All outstanding principal and accrued interest on the Note will become due and payable on July 11, 2020, subject to a potential one-year extension period during which interest would not accrue. The Company’s obligations under the Note may be prepaid at any time, provided that in such circumstance the Company would pay a 125% premium on any amounts outstanding under the Note. Amounts outstanding under the Note may be converted at any time, at the Lender’s option, into shares of the Company’s common stock at a conversion price of $3.00 per share, subject to certain adjustments. During the term of the Note, the Company shall not, without the prior written consent of the Purchaser, enter into or effect certain fundamental business transactions. The Purchaser has the option to redeem the Note at any time after the six month anniversary of the date when the purchase price is delivered to the Company (“Purchase Price Date”) in the amounts of up to 50% of the amount outstanding during the nine month period after Purchase Price Date or any percentage of the amount outstanding under the Note at any time after the nine month anniversary of Purchase Price Date, with such redemption amounts paid in cash or shares of the Company’s common stock, or a combination thereof, at the Company’s election.

Stock Transfer Agent

Our transfer agent is Securities Transfer Corporation, 2901 N. Dallas Parkway, Suite 380, Plano, Texas 75093, phone number (469) 633-0101.

PROPOSAL 1 – AMENDMENT TO THE ARTICLES OF INCORPORATION

The Company is asking you to approve the Amendment to the Articles of Incorporation of CREG, which would (i) increase the amount of authorized shares of common stock, par value $0.001 per share (“Common Stock”), of CREG from 20,000,000 to 80,000,000 shares, and (ii) authorize 35,000,000 shares of preferred stock, par value $0.001, the rights of which may be designated from time to time by the Company’s Board of Directors. A copy of the Amendment is included as Annex A to this proxy statement.

Effects of the Increase in Authorized Shares of Common Stock

Potential uses of the additional authorized shares of Common Stock may include public or private offerings, conversions of convertible securities, issuance of stock or stock options to employees, acquisition transactions and other general corporate purposes. Increasing the authorized number of shares of the Common Stock will give us greater flexibility and will allow the Company to issue such shares, in most cases, without the expense or delay of seeking stockholder approval. The Company may issue shares of its Common Stock in connection with financing transactions and other corporate purposes which the Board of Directors believes will be in the best interest of the Company’s stockholders. The additional shares of Common Stock will have the same rights as the presently authorized shares, including the right to cast one vote per share of Common Stock. Although the authorization of additional shares will not, in itself, have any effect on the rights of any holder of our Common Stock, the future issuance of additional shares of Common Stock (other than by way of a stock split or dividend) would have the effect of diluting the voting rights, and could have the effect of diluting earnings per share and book value per share, of existing stockholders.

Effects of Authorizing Shares of Preferred Stock

The Amendment will permit our Board of Directors to issue up to 35,000,000 shares of preferred stock, par value $0.001 per share (the “Preferred Stock”), without further action by stockholders, with any rights, preferences and privileges as they may designate, including the right to approve an acquisition or other change of control. Potential uses of newly authorized Preferred Stock may include public or private offerings, conversions of convertible securities, issuance of stock or stock options to employees, acquisition transactions and other general corporate purposes. Authorizing the Preferred Stock will give us greater flexibility and will allow the Company to issue such shares, in most cases, without the expense or delay of seeking stockholder approval. The Company may issue shares of its Preferred Stock in connection with financing transactions and other corporate purposes which the Board of Directors believes will be in the best interest of the Company’s stockholders. Although the authorization of the Preferred Stock will not, in itself, have any effect on the rights of any holder of our Common Stock, the future issuance of shares of Preferred Stock (other than by way of a stock split or dividend) could have the effect of diluting the voting rights, and could have the effect of diluting earnings per share and book value per share, of existing stockholders.

The Company anticipates that, following the approval of the Company’s stockholders of this Proposal 1 and Proposal 2 below, its Board of Directors will designate a series of preferred stock to effect the share issuance described in Proposal 2 below. Such series of preferred stock will not have voting rights, but will have preferential dividend rights to participate in and receive a 15% premium on a per share basis for any dividends declared and paid by the Company on its Common Stock. The holder of the preferred shares (the “Holder”) will have the right to convert the preferred shares into shares of Common Stock on a 1:1 basis after the six month anniversary of the issuance of the preferred shares, but the Holder may only exercise such conversion right to the extent that, after giving effect to the issuance of Common Stock after such conversion, the Holder would beneficially own less than 20% of the Company’s issued and outstanding Common Stock.

Dissenter’s Rights

Our stockholders have no right under applicable state law, our Articles of Incorporation, as amended, or our Fourth Amended and Restated Bylaws to dissent from this Proposal 1.

Required Vote

Approval of the Amendment requires a quorum to be present and an affirmative vote of a majority of our common stock voted at the Special Meeting. Adoption of the Amendment is not conditioned upon the adoption of any of the other proposals.

CREG’S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT CREG’S STOCKHOLDERS VOTE “FOR” THE APPROVAL OF THE AMENDMENT TO CREG’S ARTICLES OF INCORPORATION.

PROPOSAL 2 – ISSUANCE OF COMMON STOCK AND PREFERRED STOCK IN EQUITY PURCHASE TRANSACTION

Background

The key terms of the equity acquisition agreement are summarized below. A copy of the equity purchase agreement is attached as an exhibit to this proxy, and you are encouraged to review the full text of such agreement. The descriptions set forth below are not complete and are qualified in their entirety by reference to the full text of the equity purchase agreement filed herewith.

The Equity Purchase Transaction

On September 30, 2018, Shanghai TCH Energy Technology Co., Ltd. (“Xi’an TCH”), a wholly-owned subsidiary of the Company, entered into an Equity Purchase Agreement (the “Purchase Agreement”) with Mr. Jihua Wang (“Seller”), pursuant to which Xi’an TCH will acquire 20% of the outstanding equity interests (the “Acquired Interests”) of Xi’an Xinhuan Energy Co., Ltd. (“Xinhuan”).

Xinhuan was established in 2005, with its manufacturing base located in Xinfeng industrial park, Lintong district, Xi’an (covering an area of more than 100 mu, with workshops covering over 20,000 square meters). Since its establishment, Xinhuan has been focused on energy conservation and environmental protection, and has engaged in industrial waste heat power generation, new energy research and development, the production and engineering of complete sets of equipment, engineering design, engineering general contracting, investment and operating, and advisory services. Xinhuan’s clients cover a variety of industries, including metallurgy, electric power, building materials, and chemical industries with hundreds of energy saving projects and emissions reduction in several provinces and autonomous regions of China. Xinhuan owns design and manufacturing qualifications for A-class boilers, class one and two qualifications for pressure vessels, a C-class design qualification of power industry, a class three qualification of power engineering construction and a class two qualification for electromechanical installation and construction, as well as six patents and core technologies with independent intellectual property rights.

Xinhuan has the technology to integrate core equipment for energy storage systems and the capacity for the battery PACK production line. In the next three years, Xinhuan plans to build a PACK production line with an annual output of 3GWH to fully meet its energy storage project demands and expand into the international market. The energy storage management system developed by Xinhuan has been gradually put into use in existing projects. Xinhuan’s development and use of PCS, a battery energy control management system (BMS) and a smart energy management system (EMS) of the battery inverter management system of the energy storage power station shows that Xinhuan has formed a complete set of core technology for energy storage management that will ensure the smooth development of its energy storage business. Further, Xinhuan has put its intelligent energy cloud platform into operation, which has powerful abilities to manage and make data compatible. The intelligent energy cloud platform can not only be used in energy storage projects to achieve timely and efficient management of unattended energy storage power stations, but also can be used in the distributed generation stations of new energies such as wind power, photovoltaic project docking, as well as realizing the effective combined control for large thermoelectric and hydropower stations. The platform could also build the foundation for the management of efficient energy storage power stations and eventually become the only comprehensive energy management service platform for various energies.

Pursuant to the Purchase Agreement, Xi’an TCH will purchase the Acquired Interests for an aggregate purchase price of RMB 320 million (approximately $46.72 million) (the “Purchase Price”), which will be paid as follows: (i) in cash in the amount of RMB 60 million (approximately $8.76 million); (ii) in the form of 2.6 million shares of the Company’s Common Stock using a value of $1.90 per share; and (iii) in the form of 17,376,950 shares of the Company’s preferred stock using a value of $1.90 per share, which such class of stock has not yet been authorized or designated. The preferred shares will have no voting rights but will have preferential dividend rights to participate in and receive a 15% premium on a per share basis for any dividends declared and paid by the Company on its Common Stock. The holder of the preferred shares (the “Holder”) will have the right to convert the preferred shares into shares of the Company’s Common Stock on a 1:1 basis after the six month anniversary of the issuance of the preferred shares, but the Holder may only exercise such conversion right to the extent that, after giving effect to the issuance of Common Stock after such conversion, the Holder would beneficially own less than 20% of the Company’s issued and outstanding Common Stock.

The payment of the Purchase Price in the form of the 2.6 million shares of Common Stock and 17,376,950 shares of the Company’s preferred stock (the “Share Payment”) is contingent on the Company receiving stockholder approval for the Share Payment, and to authorize the preferred shares and increase the number of authorized shares of Common Stock, as further described in Proposal 1. The shares of common and preferred stock subject to the Share Payment will be sold and issued pursuant to the exemption from registration provided by Regulation S promulgated under the Securities Act of 1933, as amended. In the event that the Share Payment and other matters are not approved at the Special Meeting, as may be adjourned, the parties to the Purchase Agreement will negotiate another form of payment for the remaining portion of the Purchase Price.

The parties to the Purchase Agreement agreed to complete the transactions contemplated thereby within 60 days of the date of the Purchase Agreement or upon the approval of the stockholders of the Company, whichever comes later, and Seller agreed to various restrictions on, and covenants in relation to, its activities pending the completion of the sale of the Acquired Interests. The Purchase Agreement also contains customary representations and warranties, and covenants regarding the parties’ cooperation.

We are seeking stockholder approval to issue 2,600,000 shares of our Common Stock and 17,376,950 shares of preferred stock to consummate the Purchase Agreement (the “Share Issuance”). If stockholder approval of Proposal 1 described herein and the Share Issuance are obtained at the Special Meeting, the Share Issuance is expected to occur promptly after the Special Meeting.

THIS PROXY STATEMENT IS NEITHER AN OFFER TO SELL NOR A SOLICITATION OF AN OFFER TO BUY ANY OF OUR SECURITIES. THE SECURITIES REFERRED TO IN THIS PROXY STATEMENT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY STATE SECURITIES LAWS, AND MAY NOT BE OFFERED OR SOLD ABSENT SUCH REGISTRATION UNDER THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS OR AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS THEREOF.

Board of Directors Recommendation

The Board of Directors believes the approval of this Proposal 2 by our stockholders is in the best interests of the Company and our stockholders. The Board of Directors believes that the consummation of the Purchase Agreement will enhance the Company’s ability to develop energy storage technology and increase its presence in that market. To the extent that the Company is unable to consummate the Purchase Agreement because this Proposal 2 is not approved, the Board of Directors believes that the Company might lose this valuable potential acquisition and expansion opportunity and may not be able to find comparable opportunities on as favorable terms.

Reason for Stockholder Approval

Our Common Stock is listed on The NASDAQ Capital Market, and, as such, we are subject to the NASDAQ Marketplace Rules, including NASDAQ Listing Rule 5635. NASDAQ Listing Rule 5635(d) requires stockholder approval prior to the sale, issuance or potential issuance by the issuer of common stock (or securities convertible into or exercisable common stock) equal to 20% or more of the common stock or 20% or more of the voting power outstanding before the issuance for less than the greater of book or market value of the stock, in connection with a transaction other than a public offering. If the Share Issuance occurs, the total number of shares of our Common Stock sold pursuant to the Share Purchase Agreement may exceed 20% of the total number of shares of our Common Stock issued and outstanding on the date on which the Share Purchase Agreement was executed. As such, we are seeking stockholder approval for such transactions pursuant to NASDAQ Listing Rule 5635(d).

Overall Effect of the Proposal

If approved, this Proposal 2 would result in an increase by 2,600,000 shares in the number of shares of our Common Stock outstanding, and, as a result, current stockholders who are not participating in the Purchase Agreement would own a smaller percentage of our outstanding Common Stock and, accordingly, a smaller percentage interest in the voting power, liquidation value and book value of our Common Stock. The sale or resale of any of our Common Stock issued pursuant to the Purchase Agreement could cause the market price of our Common Stock to decline. Additionally, the proposed issuance of the 17,376,950 shares of preferred stock will give the holder of such preferred shares preferential dividend and liquidation rights. If the shares of preferred stock are converted into shares of our Common Stock, current stockholders would own a smaller percentage of our outstanding Common Stock and, accordingly, a smaller percentage interest in the voting power, liquidation value and book value of our Common Stock

This approval would not limit our ability to engage in a public offering, as defined by NASDAQ, or to issue or sell a number of shares of our Common Stock (including shares issuable upon conversion or exercise of convertible debt, warrants or other securities exercisable for or convertible into our Common Stock) that is less than 20% of the outstanding shares on terms that might or might not be similar to those in this Proposal 2.

Vote Required

The affirmative vote of a majority of all of the votes present or represented and entitled to vote at the Special Meeting is required to approve this Proposal 2.

CREG’S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT CREG’S STOCKHOLDERS VOTE “FOR” THE SHARE ISSUANCE.

PROPOSAL 3 – GRANT OF DISCRETIONARY AUTHORITY TO ADJOURN THE SPECIAL MEETING

Although it is not expected, the Special Meeting may be adjourned for the purpose of soliciting additional proxies. Any such adjournment of the Special Meeting may be made without notice, other than by the announcement made at the Special Meeting, by approval of the holders of a majority of the shares of our Common Stock present in person or by proxy and entitled to vote at the Special Meeting, whether or not a quorum exists. We are soliciting proxies to grant discretionary authority to the Company’s Chief Executive Officer to adjourn the Special Meeting, if necessary, for the purpose of soliciting additional proxies in favor of Proposals 1 and 2. The Chief Executive Officer will have the discretion to decide whether or not to use the authority granted to such person pursuant to this Proposal 3 to adjourn the Special Meeting.

Vote Required

The affirmative vote of a majority of all of the votes present or represented and entitled to vote at the Special Meeting is required to approve this Proposal 3.

CREG’S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT CREG’S STOCKHOLDERS VOTE “FOR” THE GRANT OF DISCRETIONARY AUTHORITY TO ADJOURN THE SPECIAL MEETING.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information provided to us by each of the following as of October ●, 2018 (unless otherwise indicated) regarding their beneficial ownership of our common stock:

●	each person known by us to be the beneficial owner of more than 5% of our common stock;

●	each of our directors and named executive officers;

●	each of our officers and directors that served in such capacity during 2017, but no longer served in that capacity at the end of the fiscal year;

●	all of our directors and executive officers as a group; and

●	share numbers are adjusted following the Company’s 1-for-10 reverse stock split of its authorized shares of Common Stock, effective in May 2016.

Beneficial ownership is determined in accordance with the rules of the SEC and includes voting and investment power with respect to the securities. Except as indicated by footnote, and subject to applicable community property laws, the persons and entities named in the table below have sole voting and sole investment power with respect to the shares set forth opposite each person’s or entity’s name.

	Common Stock
	Beneficially Owned
Beneficial Owner	Number of Shares	Percent of Class
Guohua Ku	2,644,764	●	%

Bohan Zhang	47,270	*

Adeline Gu	5,000	*

Xiaoshan He	—	—

Geyun Wang	—	—

Xiaoping Guo	—	—

Xiaogang Zhu	—	—

LuLu Sun	—	—

All executive officers and directors as a group (8 persons)	2,692,034	●	%

*	Less than one percent (1%) of outstanding shares.

OTHER MATTERS

As of the date of this proxy statement, the board of directors of CREG knows of no matters that will be presented for consideration at the Special Meeting other than as described in this proxy statement. If any other matters properly come before the Special Meeting or any adjournments or postponements of the meeting and are voted upon, the enclosed proxy will confer discretionary authority on the individuals named as proxy to vote the shares represented by the proxy as to any other matters. The individuals named as proxies intend to vote in accordance with their best judgment as to any other matters.

EXPERTS

The consolidated financial statements of China Recycling Energy Corporation and its subsidiaries as of December 31, 2017 and 2016, and for each of the years in the two-year period ended December 31, 2017, have been incorporated by reference in the proxy statement in reliance on the report of MJF and Associates, APC, an independent registered public accounting firm, and upon the authority of said firm as experts in accounting and auditing. Representatives of MJF and Associates, APC, are not anticipated to be present at the Special Meeting. If such representatives do attend the Special Meeting, they will have the opportunity to make a statement if they desire to do so and will be expected to respond to appropriate questions.

ADDITIONAL INFORMATION

The accompanying document is the proxy statement of CREG for its special meeting of stockholders. The accompanying proxy statement incorporates important business and financial information about CREG from documents that are not included in or delivered with the accompanying proxy statement. This information is available to you without charge upon your written or oral request. You can obtain documents incorporated by reference into the accompanying proxy statement free of charge by requesting them in writing or by telephone from CREG at the following address and telephone number:

China Recycling Energy Corporation

124/F, Tower C

Rong Cheng Yun Gu Building

Keji 3rd Road, Yanta District

Attn: Adeline Gu, Chief Financial Officer and Corporate Secretary

+86-29-8769-1097

WHERE YOU CAN FIND MORE INFORMATION

CREG files annual, quarterly and current reports, proxy statements and other information with the SEC under the Exchange Act. You may read and copy any of this information at the SEC’s Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 for further information on the Public Reference Room. The SEC also maintains a website that contains reports, proxy and information statements, and other information regarding issuers, including CREG, who file electronically with the SEC. The address of that website is www.sec.gov. Investors may also consult CREG’s website for more information about us. Our website address is www.creg-cn.com. Information contained on our website is not incorporated by reference into proxy statement.

The SEC allows CREG to “incorporate by reference” into this proxy statement information that CREG files with the SEC, which means that important information can be disclosed to you by referring you to those documents and those documents will be considered part of this proxy statement. The information incorporated by reference is an important part of this proxy statement. Certain information that is subsequently filed with the SEC will automatically update and supersede information in this proxy statement/prospectus and in earlier filings with the SEC. This proxy statement also contains summaries of certain provisions contained in some of the CREG documents described in this proxy statement but reference is made to the actual documents for complete information. All of these summaries are qualified in their entirety by reference to the actual documents.

The information and documents listed below, which CREG has filed with the SEC, are incorporated by reference into this proxy statement:

●	our Current Reports on Form 8-K filed on October 2, 2018; July 17, 2018; and July 2, 2018;

●	our Quarterly Reports on Form 10-Q for the quarters ended March 31, 2018 and June 30, 2018;

●	our Annual Report on Form 10-K for the year ended December 31, 2017; and

●	the description of our Common Stock contained in the Registration Statement on Form SB-2, filed with the Commission on July 29, 2005, and any amendment or report filed for the purpose of updating such description.

We also incorporate by reference all documents that we file with the SEC on or after the effective time of this proxy statement pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act and prior to the occurrence of the Special Meeting. Nothing in this proxy statement will be deemed to incorporate information furnished but not filed with the SEC.

Any statement contained in this proxy statement or in a document incorporated or deemed to be incorporated by reference in this proxy statement will be deemed to be modified or superseded for purposes of this proxy statement to the extent that a statement contained herein or in any other subsequently filed document which also is or is deemed to be incorporated by reference modifies or supersedes the statement. Any statement so modified or superseded will not be deemed, except as so modified or superseded, to constitute a part of this proxy statement.

You may request a copy of the filings incorporated herein by reference, including exhibits to such documents that are specifically incorporated by reference, at no cost, by writing or calling us at the following address or telephone number:

China Recycling Energy Corporation

124/F, Tower C

Rong Cheng Yun Gu Building

Keji 3rd Road, Yanta District

Attn: Adeline Gu, Chief Financial Officer and Corporate Secretary

+86-29-8769-1097

Statements contained in this proxy statement as to the contents of any contract or other documents are not necessarily complete, and in each instance you are referred to the copy of the contract or other document filed as an exhibit to the proxy statement or incorporated herein, each such statement being qualified in all respects by such reference and the exhibits and schedules thereto.

Annex A

BARBARA K. CEGAVSKE
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708 Website: www.nvsos.gov

Certificate of Amendment
(PURSUANT TO NRS 78.385 AND 78.390)

USE BLACK INK ONLY - DO NOT HIGHLIGHT	ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Amendment to Articles of Incorporation

For Nevada Profit Corporations

(Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

1.  Name of corporation:

China Recycling Energy Corporation

2. The articles have been amended as follows: (provide article numbers, if available)

FOURTH: The total number of shares which the corporation is authorized to issue is 115,000,000 shares, $0.001 par value per share. The corporation shall be authorized to issue the 115,000,000 shares in the following two (2) classes of stock:

(1) Common Stock: 80,000,000 shares

(2) Preferred Stock: 35,000,000 shares. The Board of Directors of the corporation is hereby empowered, without any action or vote by the corporation’s shareholders, to authorize by resolution or resolutions from time to time the issuance of one or more classes or series of Preferred Stock and to fix the designations, powers, preferences and relative participating, optional or other rights, if any, and the qualifications, limitations or restrictions thereof, if any, with respect to each such class or series of Preferred Stock and the number of shares constituting each such class or series, and to increase or decrease the number of shares of any such class or series to the extent permitted by the Nevada General Corporation Law. Any shares of Preferred Stock which may be redeemed, purchased or acquired by the corporation may be reissued except as otherwise provided by the Nevada General Corporation Law.

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation* have voted in favor of the amendment is:

4. Effective date and time of filing: (optional)	Date:	Time:
(must not be later than 90 days after the certificate is filed)

5. Signature: (required)

X
Signature of Officer

* If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless to limitations or restrictions on the voting power thereof.

IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.	Nevada Secretary of State Amend Profit-After
Revised: 1-5-15

A-1

Exhibit 1

Shanghai TCH Energy Technology Co., Ltd.

And

Jihua Wang

Equity Purchase Agreement

Date: September 30, 2018

Ex.1-1

This Agreement is signed on September 30, 2018 in Xi’an by two parties below.

Party A: Shanghai TCH Energy Technology Co., Ltd. (“Party A”)

Legal Representative: Geyun Wang

Address: No. 88 Century Avenue, Pudong New District, Shanghai

Party B: Jihua Wang

Address: Yanta District, Xi’an

Whereas:

(1) Party A is a legally established and validly existing domestic limited liability company. Party A is a wholly-owned subsidiary of China Recycling Energy Corporation, a Nasdaq listed company (trading symbol: CREG). Party A has the authority to sign this agreement and perform its obligations hereunder.

(2) Party B is an Chinese citizen and resident who holds 20% equity ownership of the target company as of the date of the Agreement.

(3) The target company is Xi ‘an Xinhuan Energy co., Ltd. It has been engaged in the research and development, production and manufacturing, engineering design and general project contracting of complete sets of engineering equipment for new energy power generation for many years. Its controlling shareholder is a legally existing NEEQ listed company in China.

According to the “Company Law of the People’s Republic of China”, the “Contract Law of the People’s Republic of China”, the “Regulations of Administration Measures for Material Assets Reorganization of Non-listed Public Company”, after friendly negotiation, the two parties reached the following agreement to confirm both parties’ rights and obligations:

Ex.1-2

1. Definition

Unless otherwise provided in this Agreement, the following words and expressions shall have the following definite meanings:

the Agreement	Refers	The (Equity Purchase Agreement of Shanghai TCH Energy Technology Co., Ltd. and Jihua Wang), including the appendix and supplemental agreement (if any)
Transferred Asset	Refers	20% equity ownership of Xi’an Xinhuan Energy Co., Ltd. owned by Party B
Target Company	Refers	Xi’an Xinhuan Energy Co., Ltd.
the Issuance	Refers	The issuance of new shares by CREG for the purchase of Transferred Asset by Party A
Completion Date of Share Issuance	Refers	The completion date for the payment of consideration for the Transferred Asset, i.e. the completion of the Issuance to Party B.
the Transaction	Refers	Party A pays cash and CREG issues shares to Party B to acquire 20% ownership of the target company according to the Agreement.
Transaction Price	Refers	Price for purchasing Transferred Asset by Party A
Share Payment	Refers	Shares issued by CREG to Party B for Party A’s acquisition of the Transferred Asset
Appraisal Base Day	Refers	The date based on which the Base Date is evaluated, which is June 30, 2018
CREG	Refers	Party A’s parent company which owns 100% of Party A, China Recycling Energy Corporation, a U.S. NASDAQ listed company with trading symbol: CREG
Common Stock	Refers	Common stock of CREG listed on NASDAQ Capital Market
Preferred Shares	Refers	Preferred stock of CREG
Closing Date	Refers	The date of the completion of the change registration procedures with the industrial and commercial administrative department in connection with the transfer of Transferred Asset to Party A’s name.
Transition Period	Refers	Period from Appraisal Base Day to the Completion Date of Share Issuance
Incorporation Documents	Refers	The articles of association, business license, approval certificate, shareholder agreement, or equivalent management or organizational documents of each party.
Applicable Laws	Refers	Applicable laws, regulations, decisions, orders, local regulations, autonomous regulations and separate regulations, the state council administrative rules and local government rules and regulations, and other forms of legally effective normative documents which are enforceable upon the either party for the purpose of the agreement.
SEC	Refers	Securities and Exchange Commission of the United States
Securities Regulations	Refers	U.S. securities laws and related laws and regulations
Business Day	Refers	The days other than holidays and Saturdays & Sundays
Yuan	Refers	RMB
Exchage Rate	Refers	Exchange Rate between U.S. dollars and Yuan at: 1: 6.85

Ex.1-3

2. Transferred Asset, Transaction Price and Payment Method

2.1. The Transferred Asset of the transaction is the 20% equity ownership of the target company owned by Party B.

2.2. According to the Appraisal Report of Shareholders’ Equity Interest of Xi’an Xinhuan Energy Co., Ltd. issued by Tongzhi Xinde (Beijing) Assets Appraisal Co., Ltd., taking June 30, 2018 as the base date, the total value of shareholders’ equity interest of the Target Company is RMB 1,636,920,600. Reference to the above assessment results, both parties eventually determined the total value of the target company is RMB 1.6 billion and accordingly determined the Transaction Price of Transferred Asset is RMB 320 million.

2.3. Payment Method

2.3.1 Party A purchases the Transferred Asset by paying in cash and issuance of CREG shares to Party B. The cash payment is RMB 60 million. The shares payment is for RMB 260 million. CREG will issue 2,600,000 shares of common stock and 17,376,950 preferred shares of CREG using a value of $1.90 per share for both common stock and preferred shares.

2.3.2 The issuance of CREG shares as provided in section 2.3.1 shall be subject to the approval by CREG Shareholders Meeting for increase of authorized common shares, establishment of preferred shares and issuance of these shares pursuant to the Agreement. The shares of CREG stipulated in section 2.3.1 shall be issued within 15 business days after the approval by CREG Shareholders Meeting. If the CREG Shareholders Meeting fails to approve the issuance of the above shares, the parties hereto shall negotiate other payment methods to pay the consideration of RMB 260 million.

2.4 Payment Schedule

2.4.1 Party A will pay RMB 60 million to Party B within ten business days after Party B completes the change of registration of Xinhua at Xi’an Industrial and Commercial Administrative Department.

2.4.2. CREG shall issue the shares according to the section 2.3.1 of the Agreement within 15 business days after the Agreement is approved at the Shareholder Meeting of CREG.

3. Shares Issuance and Subscription

3.1 Shares Issuance and Receiving Party

CREG shall issue shares to Party B in a non-public offering.

3.2 The Type of Shares, Par Value and Issuance Price of the Shares

CREG common stock, par value of $0.001, issuance price of $1.9 per share

CREG preferred shares, par value of $0.001, issuance price of $1.9 per share

3.3. Number of Shares to Be Issued

The total shares to be issued to Party B is 19,976,950 shares including 2,600,000 shares of common stock and 17,376,950 preferred shares.

Ex.1-4

3.4 Arrangement for the Preferred Shares

3.4.1. Preferred shares shall receive a 15% premium on a per share basis for any dividends declared and paid by CREG on its common stock if CREG has distributable profits and the Board of Directors of CREG (the “Board”) approves the dividend distribution. The Board of Directors of CREG has the sole discretion to decide whether CREG will pay any dividends or reserve its profits for the company’s future development. The specific dividend distribution plan and related matters shall be determined by the Board.

3.4.2. Preferred shares have no voting rights;

3.4.3. The issuing price of preferred share is the same as common stock;

3.4.4. Preferred shares have convertible right and can be converted to common stock on an 1:1 basis after the 6 month anniversary of the issuance of the preferred shares. However, the conversion rights can only be exercised to the extent that, after giving effect to the issuance of common stock after such conversion, the Party B would beneficially own less than 20% of the Company’s issued and outstanding common stock.

3.4.5. In event of liquidation or dissolution/cancellation of CREG, the preferred shares shall have the priority over common stock.

4. Lock-up of the Shares

4.1. Upon completion of the Insurance pursuant to the Agreement, the shares acquired by Party B should in compliance with following lock-up requirements:

4.2 Lock-ups required by the laws, regulations, rules related to share lock-ups and related requirements by the U.S. Securities Regulations.

4.3 The shares may not be transferred before the lock-up period expires. Any transfers after the lock-up period shall be conducted according to valid laws and regulations and rules of NASDAQ Stock Exchange.

4.4 Party A and Party B shall timely cooperate to handle relevant legal procedures for share lock up and unlock according to laws and regulations.

5. Implementation and Completion of the Transaction

5.1. Party A and Party B shall complete the transaction within 60 working days after the Agreement comes into effect or upon the approval by the shareholders of CREG in section 2.3.2, which ever come later. The specific effective conditions shall be subject to provisions of section 13 hereof.

5.2. Party B shall cooperate with Party A to complete the relevant procedures for the registration changes with the industrial and commercial administrative department after the closing of the Transferred Asset.

5.3. After this Agreement is signed, Party B shall cooperate with Party A and CREG’s auditors to complete the relevant auditing and reporting procedures and assist Party A and CREG to fulfill the disclosure requirements of the U.S. listed company.

5.4. Party A and CREG shall be responsible for completing all the relevant listing procedures of the shares issued to Party B on the NASDAQ stock exchange. The shares shall be registered under Party B’s name. Party B shall cooperate with Party A to complete the listing procedures at the stock exchanges and provide necessary documents.

Ex.1-5

6. Arrangement of Profit and Loss During Transition Period

6.1. During the Transition Period, Party B shall urge the Target Company to conduct its business and operation as usual.

6.2. During the Transition Period, within his shareholder’s rights, Party B shall object to the decision of the Target Company which will have material adverse effect on its continuous operation.

6.3. During the Transition Period, if the Target Company intends to carry out major asset disposal, Party B shall solicit written opinions from Party A before exercising its rights of shareholders. If Party A does not agree, Party B shall object to such matters within his shareholder’s rights that he may exercise.

6.4. During the Transition Period, if the Target Company intends to make profit distribution, Party B shall solicit written opinions from Party A before exercising his rights of shareholders. If Party A does not agree, Party B shall object to such matters within his shareholder’s rights that it may exercise. If the Target Company makes profit distribution in cash during the Transition Period, both parties agree to adjust the Transaction Price accordingly.

6.5. Party A may request an audit of the Target Company in suitable time to determine the profit and loss of the Transferred Asset for the period between the Base Date of Appraisal and the Closing Date. From Base Date of Appraisal to the Closing Date, if the Target Company generates profits or its net assets increase due to other reasons, such profits/increases shall belong to Party A; If the Target Company suffers a loss or reduces its net assets due to other reasons, Party B shall pay Party A in cash to make up for such loss or reduces of net assets in proportion to the percentage of equity ownership of Party B in the Target Company before the Closing Date, within 10 working days after the issuance of the audit report.

7. Credit and Debt and Personnel

7.1. This transaction is to acquire equity interest of the Target Company owned by Party B, which does not involve the settlement of debt and credit. The debt and credit that are owned and assumed by the Target Company shall still be owned and assumed by the Target Company after the Closing Date.

7.2. The transaction is to acquire equity interest of the Target Company owned by Party B, and therefore it does not involve any employee placement issues.

Ex.1-6

8. Representations and Warranties of the Parties

8.1. Representation and Warranties of Party A.

8.1.1. Party A is a legally established and valid existing enterprise, has the legal qualification to sign and perform the obligations under this Agreement, and has obtained the authorization or approval required at this stage. The shares of CREG, a NASDAQ-listed company will be issued only after approval by the shareholders of CREG. This Agreement reflects the true intent and desires of Party A.

8.1.2. The execution and performance of this Agreement by Party A will not result in Party A’s violation of relevant laws, regulations, rules and Party A’s organizational documents, nor will it conflict to Party A’s previously signed agreements or any representations, statements, promises or guarantees made by Party A to any third parties.

8.1.3. Party A has not committed any major illegal acts in the past three years, nor it has any major litigation, arbitration or administrative penalty and contingent liabilities, which may hinder or affect the transaction.

8.1.4. Party A shall properly handle with Party B any matters not covered in this Agreement in accordance with relevant laws, regulations and rules during the execution and performance of this Agreement.

8.1.5. After the Agreement takes effect, Party A shall pay the Transaction Price to Party B pursuant to the section 3 of this Agreement.

8.2. Representation and Warranties of Party B

8.2.1. Party B is a natural person, has the legal qualification to sign and perform the obligations under this Agreement, and has obtained the necessary authorization or approval at this stage. This Agreement reflects the true intent and desires of Party B.

8.2.2. The execution and performance of this Agreement by Party B will not result in Party B’s violation of relevant laws, regulations, rules and Party B’s organizational documents, nor will it conflict to Party B’s previously signed agreements or any representations, statements, promises or guarantees made by Party B to any third parties.

8.2.3. Party B has made his capital contribution to the Target Company according to the organizational documents of the Target Company. Party B warrants that it has lawful and complete ownership of the Transferred Asset, which does not have any pledge, guarantee, trust or other third party interests.

8.2.4. Party B does not have any major illegal act, lawsuit, arbitration, administrative penalty or liabilities which may impede or affect the transaction.

8.2.5. If any third party raises any objection or claim on the ownership or right of disposal of the Transferred Asset due to the facts before the Closing Date, Party B shall assume and be responsible for the claims. If Party A suffers any loss due to any objection or claim, Party B shall compensate Party A in full amount after determination of such losses according to law.

8.2.6. The Target Company is a company legally established and validly existing in accordance with the laws of China, which has the qualification to engage in the business as described in its business license and articles of incorporation, and is now in the normal operation.

Ex.1-7

8.2.7. The financial statements of the Target Company objectively, impartially and truthfully reflect its operating performance and assets and liabilities. In addition to the liabilities disclosed to Party A before signing this agreement, Target Company does not have any other major unknown liabilities, contingent liabilities, undisclosed lawsuit or litigation or other issues which may injure shareholders interests of the Target Company. If there is any such contingent liabilities, Party B shall assume the joint liabilities to Party A in proportion to his ownership of the Target Company and Transaction Price.

8.2.8 The Target Company has paid social security for its employees according to national regulations. If any employee claims to the Target Company due to existing labor disputes before the Closing Date, Party B shall assume the joint liabilities to Party A in proportion to his ownership of the Target Company.

8.2.9. During the Transition Period, Party B guarantees that in normal business activities, the Target Company will operate and manage in accordance with the usual and legal methods.

8.2.10. Party B has provided Party A with true written documents or materials required for signing this Agreement, which are free from any form of false and misleading statements and material omissions.

8.2.11. Party B shall, in accordance with relevant laws, regulations and rules, properly handle with Party A any matters not covered in this Agreement during the execution and performance of this Agreement.

8.2.12. Party B confirms he is a Chinese citizen and resident of China and he understands and confirms that the CREG shares that he acquires are not registered with the SEC but are issued under the relevant exemption as a foreign investor under the securities law, and Party B undertakes to hold and transfer CREG shares in accordance with the Securities Regulations. Party B confirms that he invests in CREG shares for himself, not for or on behalf of any third party.

8.2.13. Party B confirms that he has reviewed the report and filings of CREG to the SEC and has the opportunity to review other relevant information and materials of CREG. Party B confirms that it has voluntarily invested in the shares of CREG and bears the risk of all relevant investment into such stock.

9. Confidentiality

Any party shall not disclose the content of this Agreement to any third party without the consent of the other party and each party should keep the business information of the other party confidential, unless required for disclosure to comply with Chinese or U.S. laws and regulations, or disclosed to the respective consultants of each party (such party shall ensure that its consultants will perform the same confidentiality obligations to the confidential information) or the contents of which have been public knowledge not due to violation of this Agreement.

Ex.1-8

10. Assumption of Taxes and Fees

All costs and expenses incurred as a result of this Agreement and the transaction (including but not limited to services and expenses of counsel and financial advisors) shall be borne by the party that incurred them, whether or not the transaction is completed.

All taxes arising from the transaction shall be dealt with in accordance with laws and regulations. In cases that regulation is not clear, the parties shall assume the tax equally.

11. Responsibility for Breach of the Agreement

11.1. The parties shall voluntarily perform this Agreement in good faith.

11.2. Either party shall indemnify the other party for all losses, claims and expenses incurred by the other party as a result of its breach of this Agreement or any representations or warranties hereunder.

12. Applicable Law and Dispute Resolution

12.1. This Agreement shall be governed by and construed in accordance with the relevant laws and regulations of the People’s Republic of China.

12.2. All disputes between the parties in the performance of this Agreement shall be settled through friendly negotiation. If no agreement can be reached through negotiation, each party has the right to file a lawsuit with the people’s court in the place where the defendant is located.

13. Effectiveness and Termination of the Agreement

13.1. This Agreement shall come into force upon meeting all of the following conditions:

13.1.1 The board of directors of Party A and the Board and Shareholders of CREG approve the transaction in accordance with law;

13.1.2. NASDAQ Stock Exchange has approved the issuance of CREG shares;

13.2. This Agreement shall terminate or be terminated for the following reasons:

13.2.1. If any force majeure, such as government expropriation, requisition, strike, riot, earthquake and other natural disasters, the unforeseeable, unavoidable and insurmountable objective circumstance, caused the failure of the performance of this Agreement, this agreement shall be terminated upon written confirmation by the parties.

Ex.1-9

13.2.2. The parties terminate this Agreement by consensus.

13.3 The termination of this Agreement shall not affect the non-breaching party’s rights to pursue breaching party’s liabilities for breach of contract.

14. Others

14.1. The parties hereto shall, in strict accordance with the relevant Chinese laws, regulations and rules, perform the relevant information disclosure obligations hereunder.

14.2. Neither party shall assign this Agreement or any of its rights and obligations hereunder without the prior written consent of the other party.

14.3. If any provision or part of the provisions of this Agreement is deemed to be invalid by the court or arbitration institution or any institution with jurisdiction, the other provisions and contents of this Agreement are still valid. The parties should still fulfill the Agreement according to the general principles of this Agreement. Any invalid or without effect terms of the Agreement may be replaced by effective alternatives which can most reflect the parties’ intentions when the Agreement is signed by the parties or the parties can sign supplement agreement.

14.4. This Agreement may be amended or modified in a signed document by the parties.

14.5. The term “this Agreement” shall mean the whole of this Agreement and not any particular clause, annex or other part of this Agreement. The headings of the terms and annexes are for convenience of reference only and shall not affect or limit the meaning or interpretation of the terms of this Agreement.

14.6. Any reference to “party” shall mean either party hereto; when referring to “parties”, means the each party of this Agreement.

14.7. This Agreement is made in fourteen counterparts, each party shall hold two counterparts, and the remaining copies shall be reserved for the purpose of reporting the approval and registration authorities related to this transaction, each of which shall have the same legal effect.

(No Text Below)

Party A: Shanghai TCH Energy Technology Co., Ltd.

Legal Representative/Authorized Representative: /s/ Geyun Wang

Party B: Jihua Wang

Authorized Representative: /s/ Jihua Wang

Ex.1-10

CHINA RECYCLING ENERGY CORPORATION
4/F TOWER
RONG CHENG YUN GU
BUILDING KEJI 3RD ROAD
XI'AN 710075 CHINA

Investor Address Line 1
Investor Address Line 2
Investor Address Line 3
Investor Address Line 4
Investor Address Line 5
John Sample
1234 ANYWHERE STREET
ANY CITY, ON A1A 1A1

1 OF 2
1
1

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 A.M. ET on 11/20/2018. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 A.M. ET on 11/20/2018. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

NAME	SHARES
THE COMPANY NAME INC. - COMMON	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS A	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS B	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS C	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS D	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS E	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS F	123,456,789,012.12345
THE COMPANY NAME INC. - 401 K	123,456,789,012.12345

CONTROL # → 0000000000000000

PAGE 1 OF 2

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: ☒

KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

DETACH AND RETURN THIS PORTION ONLY

02 0000000000

The Board of Directors recommends you vote FOR proposals 1, 2 and 3.

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

For address change/comments, mark here. ☐
(see reverse for instructions)

	Yes	No
Please indicate if you plan to attend this meeting	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

JOB #

Signature (Joint Owners) Date

SHARES
CUSIP #
SEQUENCE #

0000389619_1 R1.0.1.17

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:
The Proxy Statement is available at www.proxyvote.com

CHINA RECYCLING ENERGY CORPORATION
Special Meeting of Shareholders
November 21, 2018 10:00 AM China Time
This proxy is solicited by the Board of Directors

The shareholder(s) hereby appoint(s) Guohua Ku and Adeline Gu, or either of them, as proxies, each with the power to appoint (his/her) substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of CHINA RECYCLING ENERGY CORPORATION that the shareholder(s) is/are entitled to vote at the Special Meeting of Shareholder(s) to be held at 10:00 AM, China Time on November 21, 2018, at the Special Meeting of the Shareholders, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Address change/comments:

(If you noted any Address Changes and/or Comments above, please mark corresponding box on the reverse side.)

Continued and to be signed on reverse side

0000389619_2 R1.0.1.17